Commitments and contingencies	12 Months Ended
Dec. 31, 2016
Commitments and contingencies [Abstract]
Commitments and contingencies
26.	Commitments and contingencies

Rental commitments

The Group leases facilities in the PRC under non-cancellable operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of the respective leases, including any free rental periods.

Total office rental expenses under all operating leases were USD3,068 thousand, USD2,751 thousand and USD2,382 thousand for the years ended December 31, 2014, 2015 and 2016, respectively.

Future minimum payments under non-cancellable operating leases of office rental consist of the following as of December 31, 2016:

(In thousands)
2017	2,969
2018	2,573
2019	1,009
6,551

Bandwidth lease commitments

The Group leases bandwidth in the PRC under non-cancellable operating leases expiring on different dates. Payments under bandwidth leases are expensed on a straight-line basis over the duration of the respective lease periods, including any lease free periods.

Total bandwidth leasing costs for continuing operations under all operating leases were USD 33,545 thousand, USD 37,218 thousand and USD 55,135 thousand for the years ended December 31, 2014, 2015 and 2016. Total bandwidth leasing costs for discontinued operations under all operating leases were USD 6,828 thousand, USD 2,983 thousand and nil for the years ended December 31, 2014, 2015 and 2016.

Future minimum payments under non-cancellable bandwidth leases consist of the following as of December 31, 2016:

(In thousands)
2017	18,651
2018	322
18,973

Capital commitments

As at December 31, 2016, the Group has unconditional purchase obligations for switchboard, servers, office software and construction in process that had not been recognized in the amount of USD 7,527 thousand.

Litigation

The Group is involved in a number of cases pending in various courts. These cases are substantially related to alleged copyright infringement as well as routine and incidental matters to its business, among others. Adverse results in these lawsuits may include awards of damages and may also result in, or even compel, a change in the Group’s business practices, which could impact the Group’s future financial results. The Group had incurred USD 1,073 thousand, USD 3,307 thousand and USD 1,669 thousand legal and litigation related expenses for the years ended December 31, 2014, 2015 and 2016, respectively.

Up to April 20, 2017, which is the date when the consolidated financial statements were issued, the Group had 61 lawsuits pending against the Group with an aggregate amount of claimed damages of approximately RMB 89.27 million (USD 12.87 million) which occurred before December 31, 2016 (2015: USD 13.98 million). Of the 61 pending lawsuits, 56 lawsuits were relating to the alleged copyright infringement in the PRC. The Group had accrued for USD 2,062 thousand litigation related expenses in ‘‘Accrued expenses and other liabilities’’ in the consolidated balance sheet as of December 31, 2016 (2015: USD 2,601 thousand), which is the most probable and reasonably estimable outcome.

The Group estimated the litigation compensation based on judgments handed down by the court, out-of-court settlements of similar cases as well as advices from the Group’s legal counsel. The Group is in the process of appealing certain judgments for which the losses had been accrued. Although the results of unsettled litigation and claims cannot be predicted with certainty, the Group does not expect that the outcome of the 61 lawsuits will result in the amounts accrued materially different from the range of reasonably possible losses. In the opinion of management, there was not at least a reasonable possibility the Company may have incurred a material loss, or a material loss in excess of a recorded accrual, with respect to loss contingencies for asserted legal and other claims. However, the outcome of litigation is inherently uncertain. Therefore, although management considers the likelihood of such an outcome to be remote, if one or more of these legal matters were resolved against the Company in a reporting period for amounts in excess of management’s expectations, the Company’s consolidated financial statements for that reporting period could be materially adversely affected.

In May 2014, the Group entered into a content protection agreement with the Motion Picture Association of America, Inc., or MPAA, and six major U.S. entertainment content providers, which are the members of MPAA. In January 2015, a number of MPAA member studios filed copyright infringement lawsuits against the Group with an aggregate amount of claimed damages of RMB 8.40 million (USD 1.37 million), and the cases are awaiting decision of first instance as of April 20, 2017. As the litigations remain in their preliminary stages and without any further development during the year and up to April 20, 2017, the Group is unable to express any opinion on the likelihood of an unfavorable outcome or any estimate of the amount or range of any potential loss. Subsequent to December 31, 2016, there were additional claims mainly related to alleged copyright infringement made in the ordinary course of business against the Group. The Group has assessed that none of these claims that occurred between January 1, 2017 and April 20, 2017 will result in the amount accrued materially different from the range of reasonably possible losses in the consolidated financial statements of the Group.